                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    November 18, 1996
                                                  -------------------


                         BORLAND INTERNATIONAL, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in charter)


        Delaware                     33-80946              94-2895440
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

            100 Borland Way, Scotts Valley, California                95066-3249
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            (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code   (408) 431-1000
                                                     --------------


                               Not applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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

       This Report amends the Registrant's Report on Form 8-K originally filed on December 3, 1996 to provide Pro Forma Unaudited Combined Condensed Financial Information not previously available.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (A) The financial statements required pursuant to Rule 3-05 of Regulation S-X were previously reported in the Company and Open Environment Corporation Form 10-K's and Form 10-Q's, as filed with the Securities and Exchange Commission, and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.

       (B)

         PRO FORMA UNAUDITED COMBINED CONDENSED FINANCIAL   INFORMATION

The following pro forma unaudited combined condensed financial statements give effect to the merger of Borland International Inc. ("Borland") and Open Environment Corporation ("OEC") to be accounted for as a pooling of interests. The pro forma unaudited combined condensed balance sheet presents the combined financial position of Borland and OEC as of September 30, 1996 assuming that the merger had occurred as of September 30, 1996. Upon the merger, OEC's December 31 year end was conformed to Borland's March 31 year end for fiscal 1997. Accordingly, the pro forma unaudited combined condensed retained earnings at September 30, 1996 has been adjusted as of the first day of fiscal 1997 to include the results of operations of OEC for the three months ended March 31, 1996. Revenues and net loss of OEC for the three months ended March 31, 1996 were $3,218,742 and $4,966,585, respectively. Such pro forma information is based upon the historical balance sheet data of Borland and OEC as of that date. The pro forma unaudited combined condensed statements of operations give effect to the merger of Borland and OEC by combining the results of operations of Borland for the three years ended March 31, 1996, three months ended September 30, 1996 and 1995, and six months ended September 30, 1996 and 1995, with the results of operations of OEC for the three years ended December 31, 1995, three months ended September 30, 1996 and June 30, 1995, and the six months ended September 30, 1996 and June 30, 1995, respectively, on a pooling of interests basis. These unaudited pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of Borland and OEC.

                                BORLAND AND OEC

              PRO FORMA UNAUDITED COMBINED CONDENSED BALANCE SHEET
                                 (IN THOUSANDS)


                                           BORLAND       OEC
                                        SEPTEMBER 30, SEPTEMBER 30,                 PRO FORMA
                                            1996         1996        ADJUSTMENTS     COMBINED
                                          --------      -------     --------------   ---------


ASSETS
Current assets:
 Cash and cash equivalents.............   $ 82,501      $ 4,783   $          --     $ 87,284
 Short-term investments................      1,725        3,076              --        4,801
 Accounts receivable, net..............     16,842        3,238              --       20,080
 Inventories...........................      1,221          --               --        1,221
 Deferred income taxes and other
  current assets.......................      7,256        3,167            (500)(3)    9,923
                                          --------      -------   -------------     --------
 Total current assets..................    109,545       14,264            (500)     123,309
Property, plant and equipment, net
of accumulated depreciation and
amortization...........................    110,088        2,535            (500)(3)  112,123
Other non-current assets...............      7,575        1,850              --        9,425
                                          --------      -------   -------------     --------
 Total assets..........................   $227,208      $18,649    $     (1,000)    $244,857
                                          ========      =======   =============     ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable and accrued
  expenses.............................   $ 33,061      $ 4,578      $    --        $ 37,639
 Short term restructuring..............      1,770           --           11,500(3)   13,270
 Income taxes payable..................     13,926           82              --       14,008
 Other.................................     14,986        2,213              --       17,199
                                          --------      -------   -------------     --------
 Total current liabilities.............     63,743        6,873          11,500       82,116
Long-term debt and other...............     13,969            3              --       13,972
                                          --------      -------   -------------     --------
 Total liabilities.....................     77,712        6,876          11,500       96,088
                                          --------      -------   -------------     --------
Stockholders' equity...................    149,496       11,773         (12,500)(3)  148,769
                                          --------      -------   -------------     --------
 Total liabilities and
  stockholders' equity.................   $227,208      $18,649    $     (1,000)    $244,857
                                          ========      =======   =============     ========

See Accompanying Notes to Pro Forma Unaudited Combined Condensed Financial Statements.

                                BORLAND AND OEC

        PRO FORMA UNAUDITED COMBINED CONDENSED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                             THREE MONTHS ENDED                             SIX MONTHS ENDED
                                               SEPTEMBER 30,                                  SEPTEMBER 30,
                                            -------------------                            ------------------
                                              1996        1995                              1996          1995
                                              ----        ----                              ----          ----

Net revenues.............................   $ 39,306    $59,126                           $ 77,452      $111,909
Cost of revenues.........................      7,560     10,008                             16,458        20,827
                                            --------    -------                           --------      --------
Gross profit.............................     31,746     49,118                             60,994        91,082

Operating expenses:
Selling, general and administrative......     32,575     33,392                             71,810        72,633
Research and development.................     14,679     12,424                             27,858        24,479
Restructuring and other non-
recurring charges........................         --         --                              1,083         1,083
                                            --------    -------                            --------      --------
 Total operating expenses................     47,254     45,816                             100,751       98,195
                                            --------    -------                            --------     --------
Operating income (loss)..................    (15,508)     3,302                             (39,757)      (7,113)
Interest income, net and other...........      1,661      1,203                               3,551        2,126
                                            --------    -------                            --------     --------
Income (loss) before income taxes........    (13,847)     4,505                             (36,206)      (4,987)
Provision for income taxes...............        463      1,012                                 (89)       2,209
                                            --------    -------                            --------     --------
Net income (loss)........................   $(14,310)   $ 3,493                            $(36,117)    $ (7,196)
                                            ========    =======                            ========     ========
Net income (loss) per share..............     $(0.39)     $0.09                              $(0.99)    $  (0.20)
                                            ========    =======                            ========     ========
Weighted average shares and equivalent
  shares.................................     36,319     37,162                              36,357       35,750
                                            ========    =======                            ========     ========

  See Accompanying Notes to Pro Forma Unaudited Combined Condensed Financial Statements.

                                BORLAND AND OEC

        PRO FORMA UNAUDITED COMBINED CONDENSED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                   YEAR ENDED MARCH 31,
                                             -------------------------------
                                               1996        1995        1994
                                             --------   ---------    -------

Net revenues.............................    $245,087   $ 272,185    $406,682
Cost of revenues.........................      38,157      59,739     113,269
                                             --------   ---------    --------
Gross profit.............................     206,930     212,446     293,413

Operating expenses:
Selling, general and administrative......     141,744     207,942     267,722
Research and development.................      50,714      63,836      67,332
Restructuring and other non-
recurring charges........................         679      63,070      22,276
                                             --------   ---------    --------
 Total operating expenses................     193,137     334,848     357,330
                                             --------   ---------    --------
Operating income (loss)..................      13,793    (122,402)    (63,917)
Interest income, net and other...........       4,221       3,562       1,910
Gain on sale of Quattro Pro..............          --     109,927         --
                                             --------   ---------    --------
Income (loss) before income taxes........      18,014      (8,913)    (62,007)
Provision for income taxes...............       3,295       2,914       7,061
                                             --------   ---------    --------
Net income (loss)........................    $ 14,719   $ (11,827)   $(69,068)
                                             ========   =========    ========
Net income (loss) per share..............       $0.40      $(0.37)     $(2.23)
                                             ========   =========    ========
Weighted average shares and equivalent
  shares.................................      37,167      32,228      30,998
                                             ========   =========    ========

  See Accompanying Notes to Pro Forma Unaudited Combined Condensed Financial Statements.

     NOTES TO PRO FORMA UNAUDITED COMBINED CONDENSED FINANCIAL  STATEMENTS

1. The pro forma unaudited combined condensed financial statements reflect the issuance of up to approximately 4.9 million Borland Shares for an aggregate of up to approximately 7.5 million OEC shares (based on shares of OEC Common Stock outstanding as of September 30, 1996) in connection with the Merger based on an Exchange Ratio of 0.66 shares of Borland Common Stock for each share of OEC Common Stock.

The pro forma unaudited combined condensed balance sheet presents the combined financial position of Borland and OEC as of September 30, 1996 assuming that the merger had occurred as of September 30, 1996. Such pro forma information is based upon the historical consolidated balance sheet data of Borland and OEC as of that date. The pro forma unaudited combined condensed statements of operations give effect to the merger of Borland and OEC by combining the results of operations of Borland for the three years ended March 31, 1996, three months ended September 30, 1996 and 1995, and the six months ended September 30, 1996 and 1995, with the results of operations of OEC for the three years ended December 31, 1995, three months ended September 30, 1996 and June 30, 1995, and the six months ended September 30, 1996 and June 30, 1995, respectively, on a pooling of interests basis.

2. There were no material transactions between Borland and OEC during any period presented.

3. The combined company expected to incur charges to operations in the range of $9 million to $12 million, primarily in the quarter in which the Merger was consummated, to reflect the combination of the two companies. This estimate includes charges related to the elimination of duplicate facilities, property and equipment write-offs, severance costs relating to the termination of certain employees, cancellation of certain contract obligations, and the write-off of certain other assets. In addition, Borland and OEC incurred aggregate transaction costs of approximately $4 million associated with the Merger, bringing the total charge associated with the transaction to a range of $9 million to $15 million.

The pro forma combined balance sheet as of September 30, 1996 has been adjusted by $12.5 million, the midpoint of the above range, to reflect the aforementioned costs. The estimated charge is not reflected in the pro forma unaudited combined condensed statements of operations data. The amount of this charge is an estimate preliminary estimate and therefore is subject to change.

4. There were no pro forma adjustments required to prepare the pro forma unaudited combined condensed statements of operations. The table below sets forth the composition of the unaudited pro forma combined net revenues and net income for each of the periods shown had the Merger taken place at the beginning of the periods shown:


                                      THREE MONTHS ENDED          SIX MONTHS ENDED
                                         SEPTEMBER 30,              SEPTEMBER 30,
                                ---------------------------     -----------------------
                                       1996         1995          1996         1995
                                      ------       ------        ------       ------
                                        (IN THOUSANDS)             (IN THOUSANDS)

NET REVENUES
Borland.......................        $ 36,407     $ 51,315     $ 70,944    $105,081
OEC...........................           2,899        7,811        6,508       6,828
                                      --------     --------     --------    --------
Combined......................        $ 39,306     $ 59,126     $ 77,452    $111,909
                                      ========     ========     ========    ========

NET INCOME (LOSS)
Borland.......................        $ (9,819)    $  2,644     $(23,948)   $  5,449
OEC...........................          (4,491)         849      (12,169)    (12,645)
                                      --------     --------     --------    --------
Combined......................        $(14,310)    $  3,493     $(36,117)   $ (7,196)
                                      ========     ========     ========    ========

                                             YEAR ENDED MARCH 31,
                                      --------------------------------
                                        1996         1995         1994
                                      -------      --------     -------
                                              (IN THOUSANDS)

NET REVENUES
Borland.......................        $215,206     $254,064     $393,519
OEC...........................          29,881       18,121       13,163
                                      --------     --------     --------
Combined......................        $245,087     $272,185     $406,682
                                      ========     ========     ========

NET INCOME (LOSS)
Borland.......................        $ 14,285     $(12,177)    $(69,891)
OEC...........................             434          350          823
                                      --------     --------     --------
Combined......................        $ 14,719     $(11,827)    $(69,068)
                                      ========     ========     ========


Certain reclassifications have been made to the OEC financial statements in the pro forma unaudited combined condensed financial statements to conform to Borland's classifications.

5. The pro forma unaudited combined net income (loss) per share is based on the weighted average number of shares of common stock and common equivalent shares outstanding of Borland and OEC for each period using an exchange ratio of 0.66 shares of Borland for each share of OEC.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BORLAND INTERNATIONAL, INC.


                                         /s/ Paul W. Emery, II
                                     By: _______________________________

                                         Paul W. Emery, II

Date:  January 31, 1997

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